CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Christopher  H.  Browne,   President  of  Tweedy,   Browne  Fund  Inc.  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 04, 2004                    /S/ Christopher H. Browne
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                                       Christopher H. Browne, President
                                       (principal executive officer)


I, Robert Q. Wyckoff, Jr., Treasurer of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 04, 2004                    /S/ Robert Q. Wyckoff, Jr.
     -----------------                 -----------------------------------------
                                       Robert Q. Wyckoff, Jr., Treasurer
                                       (principal financial officer)